Exhibit 10.3

GUARANTY

This GUARANTY, dated as of September 4, 2026 (this “Guaranty”), and made by Montana Tunnels Mining, Inc., a Delaware corporation (“Guarantor”), for the benefit of Silver Bow Mining Corp. (the “Secured Party” or “Lender”).

W I T N E S S E T H :

WHEREAS, the Guarantor is the direct, wholly-owned subsidiary of Montana Goldfields, Inc., a Delaware corporation (the “Parent”);

WHEREAS, Parent and Lender are parties to that certain Secured Promissory Note dated as of September 4, 2026 in the original principal amount of $28,575,808.00 (the “Note”);

WHEREAS, Parent and Lender are parties to an asset purchase agreement dated August 21, 2026, (the “Purchase Agreement”), which contemplates, among other things, that the Note will be secured by a first-priority security interest in real property interests and related fixtures described in the Mortgage (as defined below) and that such Note will be extinguished and credited against the Purchase Price (as defined in the Note) upon the Final Closing under the Purchase Agreement; and

WHEREAS, it is a condition precedent to Lender’s purchase of the Note that Guarantor unconditionally guarantee payment and performance to Lender of the Obligations (as herein defined) and issue a Mortgage, Security Agreement, and Fixture Filing for certain real property of the Guarantor and fixtures and improvements thereon (the “Mortgage”) to secure the payment of the Obligations under this Guaranty, subject to the limitations set forth herein.

WHEREAS, the Guarantor as the wholly-owned subsidiary of Parent acknowledges and agrees that is will gain certain benefits from the Lender purchasing the Note from Parent and the use of the proceeds from the sale of the Note by Parent.

NOW, THEREFORE, in consideration of the premises and to induce Lender as the Secured Party to purchase the Note, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

SECTION 1. Definitions. Reference is hereby made to the Note for a statement of the terms thereof. All terms used in this Guaranty and the recitals hereto which are defined in the Note, and which are not otherwise defined herein, shall have the same meanings herein as set forth therein. In addition, the following terms when used in the Guaranty shall have the meanings set forth below:

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided,

however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York City generally are open for use by customers on such day.

“Collateral” means the real property and related fixtures of the Guarantor as set forth in the Mortgage.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranteed Obligations” shall have the meaning set forth in Section 2 of this Guaranty.

“Guarantor” shall have the meaning set forth in the recitals hereto.

“Indemnified Party” shall have the meaning set forth in Section 13(a) of this Guaranty.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Note” shall have the meaning set forth in the recitals hereto.

“Obligations” means, collectively, (a) all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing, due and owing by or otherwise payable by the Company under the Note, and (b) all expenses, costs and charges incurred by or on behalf of the Secured Party in connection with the Note, including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Secured Party's interest in the Collateral, whether or not directly relating to the enforcement of the Note..

“Other Taxes” shall have the meaning set forth in Section 12(a)(iv) of this Guaranty.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all of the Guaranteed Obligations, or the extinguishment, satisfaction or discharge of the Note in accordance with its terms, including, without limitation, through credit against the Purchase Price upon the Final Closing under the MOU or the Definitive Agreement, or through conversion of the Note in accordance with its terms, together with the indefeasible payment in full in cash of any other Guaranteed Obligations then due and owing that survive such extinguishment, satisfaction or discharge.

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“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Taxes” shall have the meaning set forth in Section 12(a) of this Guaranty.

“Transaction Party” means the Parent and the Guarantor, collectively, the “Transaction Parties”.

SECTION 2. Guaranty.

(a)                                       The Guarantor hereby unconditionally and irrevocably, guaranties to the Secured Party, the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations, including, without limitation, all interest, make- whole and other amounts that accrue after the commencement of any Insolvency Proceeding of the Parent or the Guarantor, but only to the extent allowable under applicable law, and all fees, interest, premiums, penalties, causes of actions, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Note (all of the foregoing collectively being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented costs and expenses (including counsel fees and expenses) incurred by the Secured Party in enforcing any rights under this Guaranty, the security and pledge agreement between the Parent and the Lender dated on [●], 2026 (the “Security Agreement”) or the Note or the Mortgage (collectively, the “Transaction Documents”). Without limiting the generality of the foregoing, the Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Parent to the Secured Party under the Note but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Transaction Party, except for any post-petition interest, make-whole or other amounts to the extent not allowable under applicable law.

(b)                                      The Guarantor, and by its acceptance of this Guaranty, the Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Guaranteed Obligations of the Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal, provincial, state, or other applicable law to the extent applicable to this Guaranty and the Guaranteed Obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Secured Party and the Guarantor hereby irrevocably agree that the Guaranteed Obligations of the Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of the Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.

(a)                                       The Guarantor guaranties that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be

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brought and prosecuted against the Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be as a primary obligor (and not merely as a surety) and shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)                                     any lack of validity or enforceability of any Transaction Document;

(ii)                                   any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or extension of the maturity of any Guaranteed Obligations or otherwise;

(iii)                               any taking, exchange, release or non-perfection of any Collateral;

(iv)                               any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(v)                                  any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party;

(vi)                               any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Transaction Party under the Transaction Documents or any other assets of any Transaction Party or any of its subsidiaries;

(vii)                            any failure of the Secured Party to disclose to any Transaction Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Transaction Party now or hereafter known to the Secured Party (the Guarantor waiving any duty on the part of the Secured Party to disclose such information);

(viii)                         taking any action in furtherance of the release of the Guarantor or any other Person that is liable for the Obligations from all or any part of any liability arising under or in connection with any Transaction Document without the prior written consent of the Guarantor;

(ix)                                 any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Party that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

(b)                                      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

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(c)                                       This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until Payment in Full of the Guaranteed Obligations (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the respective Maturity Date of the Note (other than Payment in Full of the Guaranteed Obligations) and (ii) be binding upon the Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Secured Party, and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise, in each case as provided in the Transaction Documents.

(d)                                        Notwithstanding anything to the contrary in this Guaranty, the Secured Party shall not enforce this Guaranty against the Guarantor unless and until the Secured Party has delivered written notice to the Guarantor of the applicable Event of Default under the Note and the Guarantor has failed to cause such Event of Default to be cured within the same cure period, if any, afforded to the Parent under the Note with respect to such Event of Default. During such cure period, the Secured Party shall not exercise any rights or remedies under this Guaranty or the Mortgage against the Guarantor or the Collateral.

SECTION 4. Waivers. To the extent permitted by applicable law, the Guarantor hereby waives promptness, diligence, protest, notice of acceptance and any other notice or formality of any kind with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Secured Party exhaust any right or take any action against any Transaction Party or any other Person or any Collateral, except to the extent such action by the Secured Party materially and adversely prejudices the Guarantor’s rights or defenses. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Without limiting the foregoing, to the extent permitted by applicable law, the Guarantor hereby unconditionally and irrevocably waives (a) any defense arising by reason of any claim or defense based upon an election of remedies by the Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against any of the other Transaction Parties, any other guarantor or any other Person or any Collateral, and (b) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of the Guarantor hereunder. The Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Secured Party to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Transaction Party or any of its Subsidiaries now or hereafter known by the Secured Party. Notwithstanding the foregoing or anything else in this Guaranty, nothing in this Section 4 shall be deemed to waive, or relieve the Secured Party of, the notice and cure requirements set forth in Section 3(d) of this Guaranty.

SECTION 5. Subrogation. The Guarantor may not exercise any rights that it may

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now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Party against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until there has been Payment in Full of the Guaranteed Obligations. The rights of the Guarantor described in this Section 5 are suspended, and not permanently or irrevocably waived, and such rights shall automatically be reinstated and become fully exercisable by the Guarantor immediately and without any further action upon the Payment in Full of the Guaranteed Obligations. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to Payment in Full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Secured Party and shall forthwith be paid to the Secured Party to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) the Guarantor shall make payment to the Secured Party of all or any part of the Guaranteed Obligations, and (b) there has been Payment in Full of the Guaranteed Obligations, the Secured Party will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

SECTION 6. Representations, Warranties and Covenants.

(a)                                       The Guarantor hereby represents and warrants as of the date first written above as follows:

(i)                                            The Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform its obligations under this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified (individually or in the aggregate) would not result in a material adverse effect in the business of the Guarantor or its ability to fulfill its obligations under this Guaranty.

(ii)                                         The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter, articles, certificate of formation or by-laws, its

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limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the Guarantor or its properties do not and will not result in or require the creation of any lien, security interest or encumbrance (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

(iii)                                      No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

(iv)                                     This Guaranty has been duly executed and delivered by the Guarantor and is, and each of the other Transaction Documents to which the Guarantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by the Bankruptcy Code or other applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v)                                        There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B)  relates to this Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby.

(vi)                                     The Guarantor (A) has read and understands the terms and conditions of the Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Parent and the other Transaction Parties, and has no need of, or right to obtain from the Secured Party, any credit or other information concerning the affairs, financial condition or business of the Parent or the other Transaction Parties.

(vii)                                  There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(b)                                      The Guarantor covenants and agrees that until Payment in Full of the Guaranteed Obligations, it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in the Note as if the Guarantor were a party thereto.

SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, and is hereby authorized to, at any time and from time to time, upon not less than five (5) Business Days’ prior written notice to the Guarantor (except in the case of an Insolvency Proceeding of any Transaction Party, in which case no prior notice shall be required) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other

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indebtedness at any time owing by the Secured Party to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not the Secured Party shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. The Secured Party agrees to notify the Guarantor promptly after any such set-off and application made by the Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Secured Party under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Secured Party may have under this Guaranty or any other Transaction Document in law or otherwise.

SECTION 8. Limitation on Guaranteed Obligations.

(a)                                       Notwithstanding any provision herein contained to the contrary, the Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

(i)                                            the amount of all Guaranteed Obligations; and

(ii)                                         the amount which could be claimed by the Secured Party from the Guarantor under this Guaranty without rendering such claim voidable or avoidable under the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, Guarantor’s right of contribution and indemnification.

(b)                                      The Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guaranty hereunder or affecting the rights and remedies of the Secured Party hereunder or under applicable law.

(c)                                       No payment made by the Parent, the Guarantor, any other guarantor or any other Person or received or collected by the Secured Party from the Parent, any of the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Guaranteed Obligations or any payment received or collected from the Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of the Guarantor hereunder until after all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been Paid in Full.

(d)                                  Notwithstanding anything to the contrary in this Guaranty, the aggregate liability of the Guarantor under this Guaranty, whether for Guaranteed Obligations, indemnification, fees, expenses or otherwise, shall not exceed the sum of (i) $1,000,000.00, the original principal amount of the Note, plus (ii) the Secured Party’s reasonable, documented, out-of-pocket costs and expenses (including reasonable attorneys’ fees) actually incurred in enforcing this Guaranty, which costs and expenses under this clause (ii) shall not exceed ten percent (10%) of the amount set forth in clause (i).

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SECTION 9. Notices, Etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Guaranty must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. All notices and other communications provided for hereunder shall be sent, if to the Guarantor, to the Parent’s address and/or facsimile number, or if to the Secured Party, to it at its respective address and/or facsimile number, each as set forth in Section 6.6 of the Note.

SECTION 10. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

SECTION 11. WAIVER OF JURY TRIAL, ETC. EACH OF THE GUARANTOR AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

SECTION 12. Taxes.

(a)                                       All payments made by the Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, withholding, deduction or other defense. Without limiting the foregoing, all such payments shall be made free and clear of and without deduction or withholding for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Secured Party by the jurisdiction in which the Secured Party is organized or where it has its principal lending office, and excluding any taxes attributable to the Secured Party’s failure to comply with any applicable certification, documentation, information or other reporting requirement if such compliance is required by law as a precondition to exemption from, or reduction in the rate of, such Tax (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If the Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i)                                            the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Secured Party pursuant to this sentence) the Secured Party receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii)                                         the Guarantor shall make such deduction or withholding,

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(iii)                                      the Guarantor shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and

(iv)                                     as promptly as possible thereafter, the Guarantor shall send the Secured Party an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Secured Party, as the case may be) showing payment. In addition, the Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Guaranty or any other Transaction Document (collectively, “Other Taxes”).

(b)                                      The Guarantor hereby indemnifies and agrees to hold each Indemnified Party harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 12) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Guaranty or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within thirty (30) days from the date on which the Secured Party makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c)                                       If the Guarantor fails to perform any of its obligations under this Section 12, the Guarantor shall indemnify the Secured Party for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantor under this Section 12 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

SECTION 13. Indemnification.

(a)                                       Without limitation of any other obligations of the Guarantor or remedies of the Secured Party under this Guaranty or applicable law, except to the extent resulting from such Indemnified Party’s gross negligence, fraud or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Secured Party and each of its affiliates and its officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Transaction Party enforceable against such Transaction Party in accordance with their terms.

(b)                                      The Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) or any fiduciary duty or obligation to any of the Guarantor or any of their respective affiliates or any of their respective officers, directors, employees, agents and advisors, and the Guarantor hereby agrees not to assert

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any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential, incidental or punitive damages arising out of or otherwise relating to the facilities, the actual or proposed use of the proceeds of the advances, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

Notwithstanding anything to the contrary herein, neither the Secured Party nor any Indemnified Party shall be liable to the Guarantor, the Parent, or any of their respective affiliates for any special, indirect, consequential, incidental or punitive damages arising out of or otherwise relating to this Guaranty or the other Transaction Documents or any transaction contemplated hereby or thereby.

SECTION 14. Miscellaneous.

(a)                                       The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Secured Party, at such address specified by the Secured Party from time to time by notice to the Guarantor.

(b)                                      No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor, the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)                                       No failure on the part of the Secured Party to exercise, and no delay in exercising, any right or remedy hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Secured Party provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Secured Party under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Secured Party to exercise any of their respective rights or remedies under any other Transaction Document against such party or against any other Person.

(d)                                      Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)                                       This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until Payment in Full of the Guaranteed Obligations (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the respective Maturity Date of each Note (other than Payment in Full of the Guaranteed Obligations) and (ii) be binding upon the Guarantor and its respective successors and assigns. This Guaranty shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of and be enforceable by the Secured Party and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any other Transaction Document to any other Person with the prior written consent of the Guarantor (which consent shall not be unreasonably withheld, conditioned or delayed) in accordance with the terms

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thereof, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party (as applicable) herein or otherwise, in each case as provided in such Transaction Document. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

(f)                                         This Guaranty and the other Transaction Documents reflect the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(g)                                      All notices provided for in this Guaranty shall be in writing and deemed to be duly given upon (a) personal delivery, (b) four (4) Business Days after deposit in the United States mail, certified or registered, postage prepaid, (c) one (1) Business Day after deposit with a reputable, national overnight courier service for next business day delivery with all charges prepaid, or (d) confirmed fax transmission or email to an email address provided by Lender. Notices shall be given in accordance with Section 5.4 of the Mortgage. Other than as expressly required herein, the Guarantor waives all notices required by law; including without limitation presentment and demand for payment, protest, notice of protest, and notice of demand, protest, dishonor and nonpayment

(h)                                      Section headings herein are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

SECTION 15. Currency Indemnity.

If, for the purpose of obtaining or enforcing judgment against Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 15 referred to as the “Judgment Currency”) an amount due under this Guaranty in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of courts of the jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 15 being hereinafter in this Section 15 referred to as the “Judgment Conversion Date”).

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Guarantor shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of’ the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from the Guarantor under this Section 15 shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty. Notwithstanding the foregoing, the Guarantor shall not be liable under this Section 15 for any currency conversion losses to the extent such losses result

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from the Secured Party’s unreasonable delay in converting the Judgment Currency into the Obligation Currency after receipt thereof.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

GUARANTOR:

MONTANA TUNNELS MINING, INC.

By:	/s/ Patrick Imeson
Name: Patrick Imeson
Title: Chief Executive Officer

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[Signature Page to Guaranty]

ACCEPTED BY:

Silver Bow Mining Corp., as Secured Party

By:	/s/ Wade Black
Name: Wade Black
Title: Chief Financial Officer

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